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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): JULY 15, 2004


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                            0-21198                              76-0233274
(STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


                        2408 TIMBERLOCH PLACE, SUITE B-1
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 719-3400
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER INFORMATION

         On July 15, 2004 in a press release, Zonagen, Inc. (the "Company") announced additional results from a randomized clinical trial comparing Androxal(TM) to placebo and to Androgel(R) in hypogonadal men. In addition, on July 16, 2004, the Company announced that on June 16, 2004, the United States Court of Appeals for the Fifth Circuit affirmed the June 13, 2003 judgment of the United States District Court for the Southern District of Texas dismissing the one claim remaining from the consolidated class action lawsuit described in the Company's SEC filings. The Company also announced in the same press release that on July 15, 2004 the Court of Appeals denied the plaintiff's request for a rehearing.

         Copies of the Company's press releases are attached hereto as Exhibits
99.1 and 99.2. The press releases are incorporated by reference herein and the foregoing descriptions of the press releases are qualified in their entirety by reference to the attached exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits

         Exhibit
         Number            Description
         -------           -----------
          99.1             Press Release dated July 15, 2004.
          99.2             Press Release dated July 16, 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZONAGEN, INC.

Date: July 16, 2004.

                                   By:  /s/ Louis Ploth, Jr.
                                      ------------------------------------------
                                        Louis Ploth, Jr.
                                        Vice President, Business Development and
                                        Chief Financial Officer

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                                  EXHIBIT INDEX


          Exhibit
          Number         Description
          -------        ------------
           99.1          Press Release dated July 15, 2004.
           99.2          Press Release dated July 16, 2004.